UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 29, 2011

SCBT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina	001-12669	57-0799315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 29, 2011, SCBT Financial Corporation issued a press release regarding its wholly owned subsidiary, SCBT, N.A., had acquired certain assets and liabilities of BankMeridian, N.A. of Columbia, South Carolina, in a FDIC-assisted transaction.  A copy of SCBT’s press release is attached as Exhibit 99.1 and is incorporated by reference.  SCBT is providing additional information to investors in a presentation attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.

Cautionary Note Regarding Any Forward-Looking Statements

Statements included in this Current Report on Form 8-K (including information incorporated by reference herein) which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the Securities and Exchange Act of 1934, as amended. SCBT cautions readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) credit risk associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (2) interest risk involving the effect of a change in interest rates on both the bank’s earnings and the market value of the portfolio equity; (3) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (4) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (5) transaction risk arising from problems with service or product delivery; (6) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (7) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (8) reputation risk that adversely affects earnings or capital arising from negative public opinion; (9) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (10) economic downturn risk resulting in deterioration in the credit markets; (11) greater than expected non-interest expenses; (12) excessive loan losses; (13) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the integration of BankMeridian, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; and (14) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release announcing SCBT, N.A. acquisition of assets and liabilities of BankMeridian, dated July 29, 2011

99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date: August 1, 2011	/s/ Donald E. Pickett
Donald E. Pickett
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release announcing SCBT, N.A. acquisition of assets and liabilities of BankMeridian, dated July 29, 2011

99.2	Investor Presentation